Non-current assets	12 Months Ended
Dec. 31, 2017
Other Assets, Noncurrent Disclosure [Abstract]
Non-current assets

7. Non-current assets

The scrap value of the vessels is estimated at $300 (2016: $300) per lightweight ton. Interest capitalized in relation to vessels under construction during the year ended December 31, 2017 was nil (2016: $0). Vessels, which are owned and operated by Ardmore, have been provided as collateral under certain loan agreements entered into by Ardmore (see Note 8). Sellers credit in relation to the capital leases for the Ardmore Sealeader and Ardmore Sealifter of $2.9 million are included within non-current assets. (see note 9). Leasehold improvements consist of fit-out costs in relation to work completed on Ardmore’s offices at One Albert Quay, Cork, Ireland. Other non-current assets consist of office equipment, fixtures and fittings and a deposit of $1.6 million for the acquisition of the Ardmore Sealancer. No impairment has been recognized as at the balance sheet date.